CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the inclusion in Form 10-K for fiscal year ended September 30, 1998 of our report dated November 18, 1998 relating to the financial statements of Celsion Corporation.


Stegman & Company


December 28, 1998
Baltimore, Maryland